SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 23, 2003

Date of Report (Date of Earliest Event Reported)

HLM DESIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14137	56-2018819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 West Trade Street, Suite 2950, Charlotte, North Carolina 28202

(Address of principal executive offices, including zip code)

(704) 358-0779

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

99.1	Press Release issued by the Company dated July 23, 2003.

99.2	Letter of the Company to the Company’s employees dated July 23, 2003

99.3	Letter of the Company to the Company’s stockholders dated July 23, 2003

ITEM 9.	REGULATION FD DISCLOSURE.

HLM Design, Inc. (the “Company”) today announced that the Securities and Exchange Commission (the “SEC”) granted an order delisting the company from the American Stock Exchange and that it is filing today a Form 15 with the SEC to deregister as a public reporting company. Attached hereto as Exhibits 99.1 through 99.3 are the communications of the Company regarding such delisting and deregistration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HLM DESIGN, INC.

Dated: July 23, 2003	By:	/s/ VERNON B. BRANNON
Vernon B. Brannon Senior Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by the Company dated July 23, 2003.

99.2	Letter of the Company to the Company’s employees dated July 23, 2003

99.3	Letter of the Company to the Company’s stockholders dated July 23, 2003